September 6, 2022 Third Quarter Investor Presentation Associated Banc-Corp Exhibit 99.1

1 Forward-Looking Statements Important note regarding forward-looking statements: Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “plan,” “estimate,” “should,” “will,” “intend,” "target,“ “outlook,” “project,” “guidance,” or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent Form 10-Qs and other SEC filings, and such factors are incorporated herein by reference. Trademarks: All trademarks, service marks, and trade names referenced in this material are official trademarks and the property of their respective owners. Presentation: Within the charts and tables presented, certain segments, columns and rows may not sum to totals shown due to rounding.

2 Associated Banc-Corp (NYSE: ASB) is the largest bank holding company based in Wisconsin2 Franchise Profile1 Key Highlights $37B $26B $4B $29B ~4,100 202 Assets Loans Equity Deposits Employees Branches3 1 All figures as of or for the period ended June 30, 2022 unless otherwise noted. 2 Based on assets as of March 31, 2022. 3 Projected pro forma branch count at year end 2022 based on regulatory filings. Commercial & Business Lending 38% Commercial Real Estate 25% Consumer 37% Corporate & Commercial Specialty 31% Community, Consumer & Business 66% Risk Mgmt & Shared Services 3% EoP Loan Composition Avg. Deposit Composition

3 ASB Investment Thesis Strong Foundation ASB is a deep-rooted franchise built on a strong foundation with emerging momentum Drivers of Forward Momentum Deep Roots in Strong Communities Low-Cost Deposit Franchise2 Effective Risk Management Disciplined Expense Management 1 U.S. Bureau of Labor Statistics, State Employment and Unemployment, seasonally adjusted, July 2022 (preliminary). 2 Average cost of interest-bearing deposits of 0.16% in 2Q 2022. 3 Projected pro forma branch count at year end 2022 based on regulatory filings. 4 Reflects noninterest expense / average assets (annualized). Expanding Lending and Deposit Capabilities Growing Core Businesses Investing in Digital Transformation ▪ WI and MN unemployment at or below 3%1 ▪ 202 branches3 in over 100 communities ▪ 2.02% expenses to assets4 in 1H 2022 ▪ YTD net recoveries and a 1.20% ACLL as of 6/30/2022

4 Evolution of our Franchise The ASB franchise has evolved significantly over the past 12 years…and the past 12 months 1 Diversified & De-Risked Loan Portfolio 2 Improved Core Funding Profile 3 Investing in Digital Transformation 4 Growing & Expanding Lending Capabilities 5 Expanding Deposit Capabilities

5 $3.7 $4.8 $2.0 $1.8 $3.5 $1.7 $2.1 $8.0 $4.0 $10.2 $15.3 $26.5 2Q 2009 2Q 2022 Diversified & De-Risked Loan Portfolio1 Since 2009, ASB has repositioned its lending away from higher-risk asset classes CRE & Construction Lending Oil & Gas 37% 25% 2Q 2009 2Q 2022 Commercial Real Estate Loans / Total Loans Oil & Gas Loans / Total Loans 4% 0% 2Q 2016 2Q 2022 Total Loan Portfolio Mix ($ in billions) Commercial & Business Lending CRE Construction Residential Mortgage Home Equity, Auto Finance & Other Consumer CRE Investor ▪ ASB has fundamentally reduced its exposure to construction and CRE lending vs. the last cycle ▪ We’ve completely exited oil & gas lending ▪ Our core commercial and low-risk mortgage portfolios accounted for 69% of total loans in 2Q 2022, vs. 40% in 2Q 2009 1 1 All figures shown on an end of period basis unless otherwise noted. 40% 69%

6 Average Deposit Trends by Segment1 $8.6 $5.1 $17.2 $27.7 2Q 2016 2Q 2022 Since 2016, we’ve grown low-cost, granular consumer deposits while reducing wholesale funding 21% 7% 32% 30% 47% 63% $22.2 $29.8 2Q 2016 2Q 2022 Community, Consumer & Business Corporate and Commercial Specialty Risk Mgmt & Shared Services (Treasury) ($ in billions) $25.7 $32.8 Core Deposits Network Deposits & Other Wholesale Funding 33.3% 15.6% EoP Funding Trends ($ in billions) 1 Includes short-term wholesale funding. ▪ Since the last rate cycle, we’ve halved our utilization of higher-beta network and wholesale funding ▪ We’ve replaced higher-beta deposits with core granular Community, Consumer & Business deposits while growing deposits overall across the bank ▪ Our funding profile has proven resilient and we expect to see further positive deposit flows over the back half of 2022 ASB Funding Thesis Improved Core Funding Profile2

7 Over the past 18 months, we’ve ramped up our investment in digital to better serve our customers Cloud-based platform with 99.9% uptime Access to all features—anytime, anywhere (mobile, tablet, computer) Improved security and self-service controls Open architecture allowing for quarterly enhancements and fintech integration Associated Bank Digital: Arriving September 2022 …And we’re funding this investment with real physical distribution cost savings ▪ Pruning our branch network by 11% vs. year end 20201 ▪ Reduced staffing levels in mortgage banking and branch management ▪ Closed and consolidated several back-office facilities All of which have allowed us to make these investments while keeping total expense growth in check Investing in Digital Transformation3 1 11% reduction based on projected pro forma branch count at year end 2022 per regulatory filings.

4 Growing and Expanding Lending Capabilities

Over the past year, our new lending initiatives have provided additional pathways to drive balanced growth

Progress Update

Balance Trends ($ in millions)

▲ Increase/decrease
▼ from prior forecast

Core Commercial[1]

- We've strategically increased our total commercial and business relationship manager ranks by 34% from March 2021 to July 2022, which is driving core loan growth



$15,550
$16,599
$17,000+
$18,000+
12/31/21
6/30/22
12/31/22 Target
12/31/23 Target

New Asset-Based Lending + Equipment Finance[2]

- We've built out both our asset-based and equipment finance lending teams over the past year and are raising our outlook for 2023 growth in these verticals



$67
$152
$300+
$650 ▲
12/31/21
6/30/22
12/31/22 Target
12/31/23 Target

Auto Finance

- Our experienced auto finance team is executing a prime / super-prime growth strategy from a near-zero baseline; adding fixed-rate and less prepayment-sensitive assets to the balance sheet



$143
$848
$1,400 ▼
$2,450 ▼
12/31/21
6/30/22
12/31/22 Target
12/31/23 Target

[1] Includes $111 million of legacy baseline asset-based lending + equipment finance balances and excludes the balances captured in footnote 2.
[2] Reflected as balance growth above the 3Q 2021 legacy baseline of $111 million; the baseline balances are reflected in Core Commercial above.

8

9 3% 3% 3% 65% 65% 65% 32% 32% 32% $28.5 $28.4 $28.6 4Q 2021 1Q 2022 2Q 2022 Our current in-flight strategies and recent trends give us confidence in our deposit outlook for 2022 and 2023 Community, Consumer & Business Risk Mgmt & Shared Services (Treasury) ASB Deposit Thesis Deposit Resilience & Stability (EoP, $ in billions) Corporate and Commercial Specialty ▪ ASB has seen a high degree of resiliency and stability in our customer deposit base in recent quarters, suggesting limited post-COVID “surge” outflows to date ▪ Our strategic growth in relationship managers (+34% from March 2021 to July 2022) is expected to drive over $500+ million of commercial & business deposits over the back half of 2022 ▪ We’ve continued to grow consumer balances consistently throughout our history, and our new digital and mass affluent strategies are designed to bolster these efforts into 2023 Average Deposit Trends1 (Consumer Segment) $9.1 $10.1 $10.7 $13.6 $18.0 $18.6 2013 2015 2017 2019 2021 1H 2022 ($ in billions) Community, Consumer & Business 1 Includes short-term wholesale funding. Expanding Deposit Capabilities5

2022 Full-Year Outlook Updates

	Previous Guidance (7/21/2022)	Updated Guidance
Balance Sheet Management[1]	▪ Total commercial[2] loan growth of ~$1.7B ▪ Target investments/total assets ratio of ~18% ▪ We expect to maintain wholesale funding of ~15% of total funding	▪ In line with previous guidance
Net Interest Income & Noninterest Income	▪ Net interest income (GAAP) of $890M+ – Assumes a 75bp Fed Funds increase in July and a 25bp increase at each remaining FOMC meeting this year; with interest-bearing deposit betas of 30% to 40% for this rate cycle ▪ Total net interest income & noninterest income of $1.18B+	▪ Net interest income (GAAP) of $910M+ – Assumes a 75bp Fed Funds increase in September and a 25bp increase at each remaining FOMC meeting this year; interest-bearing deposit betas of 30% to 40% for this rate cycle; and benefits of additional loan growth ▪ Total net interest income & noninterest income of $1.20B+
Expense Management	▪ Noninterest expense of ~$730M to $740M ▪ Effective tax rate of ~21%	▪ Noninterest expense of ~$735M to $745M, reflecting the impact of branch closure costs, severance, and increased marketing expense to support new deposit initiatives ▪ In line with previous guidance
Capital Targets	▪ Target TCE range of 7.25% to 7.50% ▪ Target CET1 range of 9.25% to 9.75%	▪ In line with previous guidance

[1] Growth to end of period as compared to 12/31/2021.
[2] Includes asset-based lending & equipment finance.

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11 Building on our Strong Foundation Our growth focused, digital forward plan has already added to the bottom line and is proving to be sustainable Improved Core Funding Profile Diversified & De-Risked Loan Portfolio Investing in Digital Transformation Growing & Expanding Lending Capabilities Expanding Deposit Capabilities 1 2 3 4 5 Driving Higher Returns Mid-Teens ROATCE Expanding Operating Leverage

Appendix

13 EoP Loan Change (1Q 2022 to 2Q 2022) We saw broad-based, diversified loan growth in 2Q, led by general commercial and consumer borrowing Broad-Based Lending Growth $(95) $(8) $8 $15 $16 $28 $32 $70 $274 $321 $350 $394 $559 Mortgage Warehouse Home Equity and Other Cons. CRE Investor Power & Utilities General Commercial REIT ($ in millions) PPP Credit Cards CRE Construction Auto Finance Commercial & Business Lending Commercial Real Estate Consumer Lending PPP ABL + Equipment All Other Specialized Residential Mortgage $0.9 $0.9 $1.0 $1.2 $1.6 $7.9 $7.8 $7.8 $7.7 $7.9 $6.2 $6.2 $6.1 $6.2 $6.4 $8.4 $8.7 $8.8 $9.0 $9.6 $0.7 $0.3 $0.1 $0.0 $0.0 $24.1 $23.9 $23.8 $24.1 $25.4 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 ($ in billions) Commercial & Business Lending Commercial Real Estate Residential Mortgage Auto Finance, Home Equity & Other Consumer PPP Average Quarterly Loans

14 Average Yields (%) Poised for Further Margin Expansion 2.89 2.91 2.88 3.36 2.47 2.44 2.44 2.972.83 2.84 2.89 2.97 1.57 1.76 1.96 2.29 0.30 0.27 0.26 0.36 0.07 0.05 0.06 0.15 0.38 0.32 0.29 0.26 3Q 2021 4Q 2021 1Q 2022 2Q 2022 ASB is structurally asset-sensitive, with strong asset betas and controlled deposit betas Total Residential Mortgage Loans Commercial and Business Lending Loans (ex. PPP) Commercial Real Estate Loans Total Interest-Bearing Liabilities Time Deposits Total Interest-Bearing Deposits ex. Time Investments and Other Average Yield Trends (%) 0.27 0.36 4Q 2021 2Q 2022 2.59 2.97 4Q 2021 2Q 2022 Total Earning Assets Total Interest- Bearing Liabilities +38 bps +9 bps

15 $180 $184 $187 $188 $216 2.45% 2.37% 2.40% 2.50% 2.78% Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Net Interest Income & Net Interest Margin Trends ($ in millions) NII and NIM continued to grow in 2Q, driven by rising loan yields and controlled deposit costs Quarterly Net Interest Income Quarterly Net Interest Margin 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Monthly Net Interest Margin 2Q 2022 2.71% 2.42% 2.40% 2.38% 2.37%

Diversified & De-Risked Loan Portfolio[1]

We have built a well-diversified portfolio of high-quality credits over the past decade

Portfolio Summary

- Focused on diversified strategies that target high-quality customers, markets and risk metrics
- Net charge offs of only $13 million since the end of 2Q 2021, reflecting strong portfolio dynamics
- Largest single borrower < 1% of total loans; Top 10 largest borrowers < 4% of total loans

Core Credit Discipline – Consumer Portfolio

	4Q 2021		2Q 2022	
Segment	LTV	WAvg. FICO[2]	LTV	WAvg. FICO[2]
Residential Mortgage	78%	779	77%	781
Home Equity	63%	790	63%	791
Auto Finance	82%	756	80%	764

Diversified Portfolios[3]



IL
23%
MN
10%
Balanced
Geography
Other
Midwest4
14%
WI
28%
Other
21%
TX
4%



CRE
25%
C&BL
38%
Balanced
Portfolio
Mix
Consumer
37%

Net Charge Offs / Average Loans[5]



0.23%
2012 - 2022 YTD Average
0.57%
0.09%
0.33%
0.13%
0.41%
-0.01%
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

[1] All updates as of or for the period ended June 30, 2022 unless otherwise noted.
[2] Residential Mortgage and Home Equity FICOs reflect weighted average portfolio scores. Auto Finance FICOs reflect weighted average inception-to-date origination scores.
[3] Based on outstanding loan balances as of June 30, 2022. Loans by geography excludes Other Consumer portfolio.
[4] Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa.
[5] Based on annual averages. 2022 reflects YTD figures.

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17 Digital Engagement Metrics 356 396 394 399 2Q 2019 2Q 2020 2Q 2021 2Q 2022 Customer-Originated Digital Mortgage Applications 24% 33% 33% 35% 2Q 2019 2Q 2020 2Q 2021 2Q 2022 Investing in Digital Transformation ASB is starting with a strong digital foundation; customer base has maintained engagement post-COVID Active Digital Banking Users (in thousands) Mobile Deposits 53 121 167 205 2Q 2019 2Q 2020 2Q 2021 2Q 2022 Zelle® Transactions (in thousands) Customers Active in Digital Banking1 65% Associated Bank Mobile App Rating2 4.8 1 Based on the percentage of primary checking customers that have used either online or mobile banking within the past 90 days. 2 Apple App Store rating as of 8/31/2022. 3 As a percentage of the mortgage applications that are executed through our digital front end. (% of consumer deposit transactions) 37% 61% 61% 61% 2Q 2019 2Q 2020 2Q 2021 2Q 2022 (% of applications3) Key Statistics

18 Investing in Digital Transformation We continue to redirect spend to optimize physical assets and fund customer-centric digital enhancements 202 176 165 26 19 19 20 14 14 6 4 270 237 215 213 248 215 202 2011 2013 2015 2017 2019 2021 2022 ASB BKMU (58) HBAN (32) FNB (9) 1 Branch count at year end. Parenthetical amounts reflect amount at acquisition. 2 Projected pro forma branch count at year end 2022 based on regulatory filings. 3 Projected figures as of December 31, 2022. ▪ Earlier in 3Q, we announced the consolidation of 13 additional branches as we proactively look to further optimize our branch network to best serve our customers ▪ We also downsized our mortgage banking operation by ~40 FTE in response to shifting market dynamics ▪ Nonetheless, we expect to grow staff through year end, as we continue to invest in people and technology to drive our strategies forward ▪ Our 2022 expense guidance fully incorporates these branch actions, severance, technology investments and expected net staff additions 5,044 4,336 3,988 ~4,250~250 2011 2015 2021 2022 Net Build 2022 3 3 2 EoP Full Time Employee Trends Branch Count Trends1

19 Total Loans Outstanding Balances as of June 30, 2022 Well-diversified $26 billion loan portfolio ($ in millions) 1 All values as of period end. 2 North American Industry Classification System. 6/30/2022 1 % of Total Loans 6/30/2022 1 % of Total Loans C&BL (by NAICS 2 ) CRE (by property type) Utilities 2,101$ 7.9% Multi-Family 2,165$ 8.2% Manufacturing & Wholesale Trade 2,036 7.7% Industrial 1,413 5.3% Real Estate (includes REITs) 1,751 6.6% Office/Mixed 1,287 4.9% Mortgage Warehouse 899 3.4% Retail 692 2.6% Finance & Insurance 460 1.7% Single Family Construction 474 1.8% Retail Trade 442 1.7% Hotel/Motel 220 0.8% Construction 422 1.6% Land 78 0.3% Health Care and Social Assistance 338 1.3% Mobile Home Parks 52 0.2% Rental and Leasing Services 294 1.1% Parking Lots and Garages 19 0.1% Professional, Scientific, and Tech. Serv. 267 1.0% Other 167 0.6% Transportation and Warehousing 218 0.8% Total CRE 6,566$ 24.8% Waste Management 178 0.7% Accommodation and Food Services 109 0.4% Consumer Information 103 0.4% Residential Mortgage 8,003$ 30.2% Financial Investments & Related Activities 89 0.3% Home Equity 593 2.2% Arts, Entertainment, and Recreation 79 0.3% Auto Finance 848 3.2% Management of Companies & Enterprises 59 0.2% Credit Cards 119 0.4% Mining 53 0.2% Student Loans 91 0.3% Educational Services 30 0.1% Other Consumer 90 0.3% Public Administration 29 0.1% Total Consumer 9,744$ 36.8% Agriculture, Forestry, Fishing and Hunting 1 0.0% Other 228 0.9% Total C&BL 10,185$ 38.4% Total Loans 26,495$ 100.0%

20 Wisconsin 28% Illinois 23% Minnesota 10% Other Midwest 14% Texas 4% Other 21% Manufacturing & Wholesale Trade 20% Real Estate 17% Power & Utilities 21% Mortgage Warehouse 9% 1 Excludes Other Consumer portfolio. 2 Other Midwest includes Missouri, Indiana, Ohio, Michigan and Iowa. Wind 41% Natural Gas 31% Solar 19% Transmission, Control and Distribution 3% Geothermal 3% Other 3% Wisconsin 24% Illinois 15% Minnesota 8% Texas 5% Other Midwest 11% Other 38% Wisconsin 25% Illinois 15% Minnesota 10% Other Midwest2 22% Texas 7% Other 21% 2 2 Loan Stratification Outstanding Balances as of June 30, 2022 C&BL by Geography $10.2 billion Power & Utilities Lending $2.1 billion C&BL by Industry $10.2 billion Total Loans1 CRE by Geography $6.6 billion Multi-Family 33% Retail 11% Office / Mixed Use 20% Industrial 21% 1-4 Family Construction 7% Hotel / Motel 3% Other 5% CRE by Property Type $6.6 billion

21 2021-2023 Community Commitment Plan Associated is working to address economic development and equity issues in each of our markets $3.37 billion Three-year commitment To support minority communities, low-to-moderate income (LMI) communities and small businesses in our three-state branch footprint of Wisconsin, Illinois and Minnesota $2.4 billion in residential mortgages and $15 million in down payment assistance $8 million in Community Reinvestment Act-qualified grants and/or in-kind donations 14,000 hours of Community Reinvestment Act-qualified volunteer time $350 million in loans to support small businesses $600 million in community development loans and investments to support affordable housing development and small business growth Continued collaboration with community advisors to address the needs of underserved markets

22 Environmental, Social and Governance Highlights1 Associated’s Environmental, Social and Governance Report was released in March 2022 Nearly $2.2 billion in credit commitments to support wind, solar, battery and hydroelectric projects since 2011 Over 36% of our Board is diverse in terms of ethnicity or gender 17% reduction in energy consumption2 and approximately 6.0M kwh2 of annual electricity savings through our LED retrofit program 85% of employees participated in our annual colleague engagement survey and 43% of employees participated in one or more of our seven Colleague Resource Groups $3.1 million in grants to support CRA programming at various nonprofit organizations 1 All updates as of or for the year ended December 31, 2021 unless otherwise noted. 2 Over the last six years with 2021 being annualized. 3 The Human Rights Campaign Foundation is the educational arm of the Human Rights Campaign (HRC), America's largest civil rights organization working to achieve equality for lesbian, gay, bisexual, transgender and queer (LGBTQ+) people. 4 The highest recognition given by the U.S. Government to employers for their outstanding support of employees serving in the Guard and Reserve. 42,000 volunteer hours logged, with a value of $1.2 million $1.2 billion in loans to support low- to moderate-income (LMI) and minority homeownership Best Place to Work for LGBTQ+ Equality3 2022 | Corporate Equality Index Secretary of Defense Employer Support Freedom Award4 2021 | Employer Support of the Guard & Reserve Over 75% of customers elect to receive statement information electronically